Exhibit 99.1

FOR IMMEDIATE RELEASE

Ultimate Reports Q2 2014 Financial Results

•	Record Recurring Revenues of $102.1 Million, Up by 26%

•	Record Total Revenues of $122.0 Million, Up by 25%

•	Non-GAAP Operating Income of $22.9 Million, Up by 36%

Weston, FL, July 29, 2014 — Ultimate Software (Nasdaq: ULTI), a leading cloud provider of people management solutions, announced today its financial results for the second quarter of 2014. For the quarter ended June 30, 2014, Ultimate reported recurring revenues of $102.1 million, a 26% increase, and total revenues of $122.0 million, a 25% increase, both compared with 2013’s second quarter. GAAP net income for the second quarter of 2014 was $6.4 million, or $0.22 per diluted share, versus GAAP net income of $4.9 million, or $0.17 per diluted share, for the second quarter of 2013.

Non-GAAP net income, which excludes stock-based compensation expense and amortization of acquired intangible assets, was $13.4 million, or $0.46 per diluted share, for the second quarter of 2014, compared with non-GAAP net income of $9.7 million, or $0.34 per diluted share, for the second quarter of 2013. See “Use of Non-GAAP Financial Information” below.

“This year’s second quarter results position us well to achieve our 2014 goals and give us a solid foundation for our future goals. Recurring revenues increased by 26% to $102 million and total revenues by 25% to $122 million, both compared with those in Q2 2013, and our non-GAAP operating margin was on the positive side of our target at 18.7%. At the same time, our customer retention rate continued to remain above 96% for the trailing 12 months ending June 30, 2014,” said Scott Scherr, founder, president and CEO of Ultimate.

“We are honored by recent recognition we received:  Forbes ranking Ultimate #8 on its 2014 list of the ‘Most Innovative Growth Companies’; Great Places to Work ranking us #4 on its list of ‘Ten Great Places to Work for Millennials,’; and InformationWeek ranking us #50 on its ‘Elite 100’ list and featuring Ultimate’s platform-as-a-service UCloud in its article, ‘20 Great Ideas to Steal in 2014.’ We are also very pleased that G2 Crowd, the business software review site that ranks companies based upon user comments and social data, has listed Ultimate as a ‘Leader’ in HR Management Software and positioned UltiPro as the highest in customer satisfaction in its quadrant.”

Ultimate’s financial results teleconference will be held today, July 29, 2014, at 5:00 p.m. Eastern Time, through Vcall at http://www.investorcalendar.com/IC/CEPage.asp?ID=172440. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time today. Windows Media Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance will be discussed during the teleconference call.

Financial Highlights

•
Recurring revenues grew by 26% for the second quarter of 2014 compared with 2013's second quarter. The increase was primarily attributable to revenue growth from our cloud offering. Recurring revenues were 84% of total revenues for the second quarter of 2014.

•	Ultimate’s total revenues for the second quarter of 2014 increased by 25% compared with those for the second quarter of 2013.

•
Our operating income increased by 36%, on a non-GAAP basis, for the second quarter of 2014 to $22.9 million as compared with $16.8 million for the same period of 2013. Our non-GAAP operating margin was 18.7% for the second quarter of 2014 versus 17.2% for the second quarter of 2013.

•	Ultimate’s annualized retention rate exceeded 96% for its existing recurring revenue customer base as of June 30, 2014.

•	Net income, on a non-GAAP basis, for the second quarter of 2014 increased to $13.4 million compared with $9.7 million for the second quarter of 2013.

•
Cash flows from operating activities for the quarter ended June 30, 2014 were $15.4 million, compared with $14.4 million for the same period of 2013. For the six months ended June 30, 2014, Ultimate generated $41.0 million in cash from operations, compared with $32.5 million for the six months ended June 30, 2013. The combination of cash, cash equivalents, and marketable securities was $91.3 million as of June 30, 2014, compared with $90.2 million as of December 31, 2013.

•	Days sales outstanding were 63 days at June 30, 2014, representing a reduction of seven days compared with days sales outstanding at December 31, 2013.

Stock Repurchases

•
During the six months ended June 30, 2014, we used $10.7 million to acquire 66,068 shares of issued and outstanding $0.01 par value common stock ("Common Stock") to settle the employee tax withholding liability resulting from the vesting of our employees' restricted stock holdings.

•
During the six months ended June 30, 2014, we paid $20.0 million to repurchase 162,791 shares of our issued and outstanding Common Stock, under our previously announced stock repurchase plan (“Stock Repurchase Plan”). As of June 30, 2014, we had 783,374 shares of Common Ctock available for repurchase in the future under our Stock Repurchase Plan.

Financial Outlook

Ultimate provides the following financial guidance for the third quarter ending September 30, 2014, and full year 2014:

For the third quarter of 2014:

•	Recurring revenues of approximately $107 million,

•	Total revenues of approximately $127 million, and

•	Operating margin, on a non-GAAP basis (discussed below), of approximately 19%.

For the year 2014:

•	Recurring revenues to increase by approximately 25% over 2013,

•	Total revenues to increase by approximately 23% over 2013, and

•	Operating margin, on a non-GAAP basis (discussed below), of approximately 20%.

Operating margin expectations were determined on a non-GAAP basis using the methodologies identified under the caption “Use of Non-GAAP Financial Information” in this press release.

Forward-Looking Statements
Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause Ultimate’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in Ultimate’s quarterly operating results, concentration of Ultimate’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in Ultimate’s filings with the Securities and Exchange Commission. Ultimate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Ultimate Software
Ultimate is a leading cloud provider of people management solutions, with more than 17 million people records in the cloud. Built on the belief that people are the most important ingredient of any business, Ultimate’s award-winning UltiPro delivers HR, payroll, talent, compensation, and time management solutions that seamlessly connect people with the information and resources they need to work more effectively. Founded in 1990, the company is headquartered in Weston, Florida, and has more than 2,000 professionals focused on developing the highest quality solutions and services. In 2014, Ultimate was ranked #20 on FORTUNE’s list of the 100 Best Companies to Work For; ranked #8 on Forbes’ 2014 list of the ‘Most Innovative Growth Companies’; ranked #4 on Great Places to Work/Great Rated’s 2014 list of ‘Ten Great Places to Work for Millennials’; ranked #50 on InformationWeek’s ‘Elite 100’ list; recognized as a ‘Leader’ in Nucleus Research’s HCM Technology Value Matrix; and awarded the highest rating by Constellation Research in its Cloud Buyer’s Bill of Rights Certification. Ultimate has approximately 2,700 customers with employees in 150 countries, including Adobe Systems Incorporated, Bloomin’ Brands, Culligan International, Major League Baseball, Pep Boys, Texas Rangers Baseball, and Texas Roadhouse. More information on Ultimate’s products and services for people management can be found at www.ultimatesoftware.com.

UltiPro is a registered trademark of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact: Mitchell K. Dauerman
Chief Financial Officer and Investor Relations
Phone: 954-331-7369
Email: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013
Revenues:
Recurring	$102,108	$80,754	$199,526	$158,836
Services	19,841	16,392	43,049	35,837
License	48	323	500	713
Total revenues	121,997	97,469	243,075	195,386
Cost of revenues:
Recurring	28,422	22,543	55,376	44,371
Services	21,037	18,030	43,111	37,758
License	11	73	83	163
Total cost of revenues	49,470	40,646	98,570	82,292
Gross profit	72,527	56,823	144,505	113,094
Operating expenses:
Sales and marketing	29,462	22,672	58,291	45,582
Research and development	20,433	16,864	40,153	32,994
General and administrative	11,244	8,285	22,303	17,212
Total operating expenses	61,139	47,821	120,747	95,788
Operating income	11,388	9,002	23,758	17,306
Other income (expense):
Interest and other expense	(106)	(56)	(172)	(136)
Other income, net	96	6	171	47
Total other (expense) income	(10)	(50)	(1)	(89)
Income before income taxes	11,378	8,952	23,757	17,217
Provision for income taxes	(5,015)	(4,050)	(10,511)	(7,795)
Net income	$6,363	$4,902	$13,246	$9,422
Net income per share:
Basic	$0.23	$0.18	$0.47	$0.34
Diluted	$0.22	$0.17	$0.45	$0.33
Weighted average shares outstanding:
Basic	28,252	27,735	28,224	27,606
Diluted	29,218	28,875	29,284	28,812

The following table sets forth the stock-based compensation expense resulting from stock-based arrangements (excluding the income tax effect, or “gross”) and the amortization of acquired intangibles that are recorded in Ultimate’s unaudited condensed consolidated statements of income for the periods indicated (in thousands):

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013
Stock-based compensation expense:
Cost of recurring revenues	$1,382	$973	$2,622	$1,837
Cost of services revenues	1,133	864	2,188	1,824
Sales and marketing	4,937	3,185	9,734	6,281
Research and development	1,178	816	2,448	1,586
General and administrative	2,548	1,940	5,024	3,847
Total non-cash stock-based compensation expense	$11,178	$7,778	$22,016	$15,375

Amortization of acquired intangibles:
General and administrative	286	—	575	–
Total amortization of acquired intangibles	$286	$—	$575	$—

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	As of	As of
	June 30,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$80,967	$79,794
Investments in marketable securities	7,780	8,682
Accounts receivable, net	84,354	85,676
Prepaid expenses and other current assets	32,528	29,374
Deferred tax assets, net	949	1,015
Total current assets before funds held for clients	206,578	204,541
Funds held for clients	461,901	262,227
Total current assets	668,479	466,768
Property and equipment, net	75,147	58,186
Goodwill	26,169	26,942
Investments in marketable securities	2,548	1,771
Intangible assets, net	7,704	8,274
Other assets, net	18,603	17,340
Deferred tax assets, net	21,250	18,913
Total assets	$819,900	$598,194
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,341	$6,422
Accrued expenses	26,647	26,040
Deferred revenue	103,649	102,686
Capital lease obligations	3,576	2,949
Other borrowings	670	2,264
Total current liabilities before client fund obligations	141,883	140,361
Client fund obligations	461,901	262,227
Total current liabilities	603,784	402,588
Deferred revenue	256	498
Deferred rent	2,724	2,687
Capital lease obligations	3,369	2,240
Other borrowings	128	593
Deferred income tax liability	1,244	1,371
Total liabilities	611,505	409,977

Stockholders’ equity:
Preferred Stock, $.01 par value	—	—
Series A Junior Participating Preferred Stock, $.01 par value	—	—
Common Stock, $.01 par value	324	321
Additional paid-in capital	342,493	315,691
Accumulated other comprehensive loss	(1,334)	(1,442)
Accumulated deficit	5,437	(7,809)
	346,920	306,761
Treasury stock, at cost	(138,525)	(118,544)
Total stockholders’ equity	208,395	188,217
Total liabilities and stockholders’ equity	$819,900	$598,194

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	For the Six Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net income	$13,246	$9,422
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,955	7,742
Provision for doubtful accounts	1,096	1,131
Non-cash stock-based compensation expense	22,016	15,375
Income taxes	10,253	7,679
Excess tax benefits from employee stock plan	(12,651)	(8,623)
Changes in operating assets and liabilities:
Accounts receivable	226	(1,070)
Prepaid expenses and other current assets	(3,154)	(3,982)
Other assets	(1,263)	654
Accounts payable	919	(1,216)
Accrued expenses and deferred rent	644	3,312
Deferred revenue	721	2,047
Net cash provided by operating activities	41,008	32,471
Cash flows from investing activities:
Purchases of marketable securities	(6,085)	(6,800)
Maturities of marketable securities	6,208	7,452
Net purchases of client funds securities	(199,674)	(162,868)
Purchases of property and equipment	(21,014)	(14,069)
Net cash used in investing activities	(220,565)	(176,285)
Cash flows from financing activities:
Repurchases of Common Stock	(19,981)	—
Net proceeds from issuances of Common Stock	3,029	5,706
Excess tax benefits from employee stock plan	12,651	8,623
Shares acquired to settle employee tax withholding liability	(10,727)	(6,693)
Principal payments on capital lease obligations	(1,930)	(1,803)
Repayments of other borrowings	(2,059)	(1,728)
Net increase in client fund obligations	199,674	162,868
Net cash provided by financing activities	180,657	166,973
Effect of foreign currency exchange rate changes on cash	73	(783)
Net increase in cash and cash equivalents	1,173	22,376
Cash and cash equivalents, beginning of period	79,794	58,817
Cash and cash equivalents, end of period	$80,967	$81,193

Supplemental disclosure of cash flow information:
Cash paid for interest	$152	$176
Cash paid for taxes	$314	$265

Non-cash investing and financing activities:
Capital lease obligations to acquire new equipment	$3,677	$1,224
Stock consideration adjustment recorded for acquisitions	$(818)	$—

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013
Non-GAAP operating income reconciliation:
Operating income	11,388	9,002	23,758	17,306
Operating income, as a % of total revenues	9.3%	9.2%	9.8%	8.9%
Add back:
Non-cash stock-based compensation expense	$11,178	$7,778	$22,016	$15,375
Non-cash amortization of acquired intangible assets	286	—	575	—
Non-GAAP operating income	$22,852	$16,780	$46,349	$32,681
Non-GAAP operating income, as a % of total revenues	18.7%	17.2%	19.1%	16.7%

Non-GAAP net income reconciliation:
Net income	$6,363	$4,902	$13,246	$9,422
Add back:
Non-cash stock-based compensation expense	11,178	$7,778	$22,016	$15,375
Non-cash amortization of acquired intangible assets	286	—	575	—
Income tax effect	(4,464)	(2,978)	(8,722)	(5,894)
Non-GAAP net income	$13,363	$9,702	27,115	$18,903

Non-GAAP net income, per diluted share, reconciliation: (1)
Net income, per diluted share	$0.22	$0.17	0.45	0.33
Add back:
Non-cash stock-based compensation expense	0.38	0.27	0.75	0.53
Non-cash amortization of acquired intangible assets	0.01	—	0.02	—
Income tax effect	(0.15)	(0.10)	(0.29)	(0.20)
Non-GAAP net income, per diluted share	$0.46	$0.34	$0.93	$0.66
Shares used in calculation of GAAP and non-GAAP net income per share:
Basic	28,252	27,735	28,224	27,606
Diluted	29,218	28,875	29,284	28,812
(1) The non-GAAP net income per diluted share reconciliation is calculated on a diluted weighted average share basis for GAAP net income periods.

Use of Non-GAAP Financial Information

This press release contains non-GAAP financial measures. Ultimate believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Ultimate’s financial condition and results of operations. Ultimate’s management uses these non-GAAP results to compare Ultimate’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to Ultimate’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.

These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses are excluded from the non-GAAP financial measures.

To compensate for these limitations, Ultimate presents its non-GAAP financial measures in connection with its GAAP results. Ultimate strongly urges investors and potential investors in Ultimate’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.

Ultimate presents the following non-GAAP financial measures in this press release: non-GAAP operating income, non-GAAP operating income, as a percentage of total revenues (or non-GAAP operating margin), non-GAAP net income and non-GAAP net income, per diluted share. We exclude the following items from these non-GAAP financial measures as appropriate:

Stock-based compensation expense. Ultimate’s non-GAAP financial measures exclude stock-based compensation expense, which consists of expenses for stock options and stock and stock unit awards recorded in accordance with Accounting Standards Codification 718, “Compensation – Stock Compensation.” For the three and six months ended June 30, 2014, stock-based compensation expense was $11.2 million and $22.0 million, respectively, on a pre-tax basis. For the three and six months ended June 30, 2013, stock-based compensation expense was $7.8 million and $15.4 million, respectively, on a pre-tax basis. Stock-based compensation expense is excluded from the non-GAAP financial measures because it is a non-cash expense that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion facilitates the comparison of results of ongoing operations for current and future periods with such results from past periods. For GAAP net income periods, non-GAAP reconciliations are calculated on a diluted weighted average share basis.

Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. For the three and six months ended June 30, 2014, the amortization of acquired intangible assets was $0.3 million and $0.6 million, respectively. There was no amortization of acquired intangible assets for the three and six months ended June 30, 2013. Amortization of acquired intangible assets is excluded from Ultimate’s non-GAAP financial measures because it is a non-cash expense that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.